CONSENT OF
                               FOLEY & LARDNER LLP

We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus related to the supplement included in Post-Effective Amendment 5 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-114562).


                             /s/ Foley & Lardner LLP
                               FOLEY & LARDNER LLP

Washington, D.C.
January 26, 2005